Annual Fund Operating Expenses - BNY Mellon Responsible Horizons Corporate Bond ETF - BNY Mellon Responsible Horizons Corporate Bond ETF	Jun. 30, 2024 [1]
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Expenses (as a percentage of Assets)	0.35%

[1]	The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.